SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)   May 25, 2005
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                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

  Pennsylvania                     000-10436                  25-1324733
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 (State or other jurisdiction     (Commission              (I.R.S. Employer
       of incorporation)           File Number)            Identification No.)

           415 Holiday Drive, Pittsburgh, Pennsylvania      15220
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             (Address of principal executive offices)     (Zip Code)

 Registrant's telephone number, including area code  (412) 928-3417
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                                      None
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry Into a Material Definitive Agreement
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                  On May 25, 2005 meeting, the Board of Directors, upon the
                  prior recommendation of its Compensation Committee, increased the base annual salary of Stan L. Hasselbusch, Chief Executive Officer and President, from $351,250 to $400,000, effective July 1, 2005.

                  On July 26, 2005, the Board of Directors, upon the prior recommendation of its Compensation Committee, increased the base annual salary of David L. Voltz, Vice President, General Counsel and Secretary, from $166,000 to $175,000, effective October 1, 2005.






                  Registrant will file the Directors' resolutions approving such salary increases as exhibits to its quarterly report on Form 10-Q for the quarter ending June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
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                                          (Registrant)


Date:  August 1, 2005
----------------------                    /s/David J. Russo
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                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer